Exhibit 10.78

FOURTH AMENDMENT

TO

LEASE OF OFFICE SPACE

BETWEEN

BROOKFIELD DEVELOPMENT CALIFORNIA INC.,

AS THE SUCCESSOR IN INTEREST TO BCED MINNESOTA INC.,

AS LANDLORD, AND INTER-REGIONAL FINANCIAL GROUP, INC.,

AS TENANT

THIS FOURTH AMENDMENT is made and entered into as of this 29th day of July, 1993, by and between Brookfield Development California Inc., as the successor in interest to BCED Minnesota Inc. (“Landlord”) and Inter-Regional Financial Group, Inc. (“Tenant”).

WITNESSETH THAT:

WHEREAS, BCED Minnesota Inc. (“BCED”), as lessor and predecessor in interest to Landlord, and Tenant, made and entered into that certain Lease of Office Space dated as of February 6, 1989 (the “Initial Lease”), covering among other things space in the Dain Bosworth Plaza located on the parcel of land in the City of Minneapolis, Minnesota that is legally described on Exhibit A attached hereto and made a part hereof; the Initial Lease was amended by that certain First Amendment to Lease of Office Space dated as of May 14, 1991, by that certain Second Amendment to Lease of Office Space dated as of December 23, 1991, and by that certain Third Amendment to Lease of Office Space dated as of July 15, 1992 (the Initial Lease as so amended is referred to herein as the “Lease”); and

WHEREAS, Landlord and Tenant desire to further supplement and amend the Lease as hereinafter provided.

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both Landlord and Tenant, Landlord and Tenant hereby agree that the Lease is hereby supplemented and amended as follows:

1.0	Definitions.

1.1	Except as specifically defined herein, all captioned terms shall have the meanings given them in the Lease.

1.2	In this Fourth Amendment:

(a)	“Fourth Amendment Temporary Space” means the Tenth Floor Part B and 4706 Square Feet of space on the ninth Floor of the Building, as generally shown on Exhibit D.

(b)	“Tenth Floor Expansion Space” means the entire tenth Floor of the Building, consisting of 19,259 Square Feet.

(c)	“Tenth Floor Part A” means 11, 659 Square Feet of the Tenth Floor Expansion Space, as shown on Exhibit B hereto.

(d)	“Tenth Floor Part B” means that portion of the Tenth Floor Expansion Space not included in Tenth Floor Part A.

(e)	“Tenth Floor Part A Commencement Date” means the earlier of (i) the date Tenant occupies all or any part of Tenth Floor Part A for the regular conduct of its business, or (ii) January 1, 1994.

(f)	“Tenth Floor Part A Delivery Date” means August 15, 1993.

(g)	“Tenth Floor Part A Improvement Allowance” means an amount equal to $40 multiplied by the number of Square Feet in Tenth Floor Part A.

(h)	“Tenth Floor Part B Commencement Date” means the earlier of (i) the date Tenant occupies all or any part of Tenth Floor Part B for the regular conduct of its business, or (ii) May 1, 1994.

(i)	“Tenth Floor Part B Delivery Date” means February 1, 1994.

(j)	“Tenth Floor Part B Improvement Allowance” means an amount equal to $40 multiplied by the number of Square Feet in Tenth Floor Part B.

(k)	“Third Amendment” means the Third Amendment to Lease of Office Space between Landlord and Tenant and dated as of July 15, 1992.

(l)	“Twentieth Floor Part A” means 5,000 Square Feet on the twentieth Floor of the Building, as shown on Exhibit C hereto.

(m)	“Twentieth Floor Part A Delivery Date” means February 1, 1994.

(n)	“Twentieth Floor Part A Commencement Date” means the earlier of (i) the date Tenant occupies all or any part of Twentieth Floor Part A for the regular conduct of its business, or (ii) May 1, 1994.

(o)	“Twentieth Floor Part A Improvement Allowance” means an amount equal to $40 multiplied by the number of Square Feet in Twentieth Floor Part A.

(p)	“Twentieth Floor Part B” means 7, 130 Square Feet on the twentieth Floor of the Building, as shown on Exhibit C hereto.

(q)	“Twentieth Floor Part C” means 7, 130 Square Feet on the twentieth Floor of the Building, as shown on Exhibit C hereto.

2.0	Addition of Tenth Floor Part A.

2.1	Landlord hereby demises and leases to Tenant the Tenth Floor Part A, and Tenant hereby leases and accepts from Landlord the Tenth Floor Part A to have and to hold, on and subject to the terms and conditions of the Lease, except as provided in this Fourth Amendment.

2.2	The term for the lease of the Tenth Floor Part A shall commence on the Tenth Floor Part A Delivery Date, and shall end on the same day the Lease terminates.

2.3	Subject to the provisions of paragraph 2.4 of this Fourth Amendment, Annual Rent for the Tenth Floor Part A shall be equal to:

(a)	$6.75 multiplied by the number of Square Feet in Tenth Floor Part A for each twelve month period in respect of the period commencing on the Tenth Floor Part A Commencement Date, and ending on September 30, 1999; and

(b)	$10.50 multiplied by the number of Square Feet in Tenth Floor Part A for each twelve month period in respect of the period commencing on October 1, 1999, and ending December 2, 2006.

2.4	Provided Tenant is not in default under the terms of the Lease, no Annual Rent shall be due or payable in respect of the Tenth Floor Part A during the 12 month period commencing on the Tenth Floor Part A Commencement Date. No Annual Rent shall be due and payable in respect of Tenth Floor Part A during the interval between the Tenth Floor Part A Delivery Date and the Tenth Floor Part A Commencement Date.

2.5	Tenant shall pay Annual Rent to Landlord in advance in equal monthly payments at the times and in the manner as rental payments are to be made pursuant to the Lease.

2.6

Renewals -- The Tenth Floor Part A shall be subject to the same rights of renewal (if any) as are contained in the Lease, and any renewal of the Lease in accordance therewith shall be deemed to be a renewal of Tenant’s lease of the Tenth Floor Part A upon the same terms and conditions as are applicable to such renewal of the Lease.

2.7	Default -- any default by Tenant under the Lease shall be deemed to be a default under Tenant’s lease of the Tenth Floor Part A and any default under Tenant’s lease of the Tenth Floor Part A shall be deemed to be a default under the Lease.

2.8	Termination -- If the Lease terminates for any reason whatsoever, Tenant’s lease of the Tenth Floor Part A shall terminate on the same date.

2.9	Occupancy Costs Tenant shall pay as additional rent Occupancy Costs and Tax Costs and other amounts in respect of the Tenth Floor Part A at the times and in the manner as payments of Occupancy Costs and Tax Costs and other amounts are to be made pursuant to the Lease . No Occupancy Costs or Tax Costs shall be due or payable in respect of the Tenth Floor Part A during the interval between the Tenth Floor Part A Delivery Date and the Tenth Floor Part A Commencement Date.

2.10	Condition of Additional Space -- Tenant shall take the Tenth Floor Part A in “as is” condition, and no Landlord improvements shall be required in respect thereto. Tenant may, at any time after the Tenth Floor Part A Delivery Date, at its sole cost and expense construct improvements to the Tenth Floor Part A pursuant to plans approved by Landlord, on and subject to all applicable provisions of the Lease. Landlord will not unreasonably refuse or delay granting its approval to Tenant’s proposed plans and specifications.

2.11	Improvement Allowance -- Provided there exists no material default (beyond any applicable grace period) under the terms of the Lease, Landlord shall pay to Tenant the Tenth Floor Part A Improvement Allowance within 20 days after Tenant has delivered to Landlord sworn construction statements, receipts, lien waivers, and/or such other customary and supporting documents as Landlord may reasonably request establishing that Tenant has completed (and paid for in full) its improvement of the Tenth Floor Part A. In the Event that Tenant’s expenditures for improvements to Tenth Floor Part A are less than the Tenth Floor Part A Improvement Allowance, the remaining balance (after reimbursing Tenant for such expenditures) of the Tenth Floor Part A Improvement Allowance shall be credited against Annual Rent next coming due under the Lease.

3.0	Addition of Tenth Floor Part B.

3.1	Landlord hereby demises and leases to Tenant the Tenth Floor Part B, and Tenant hereby leases and accepts from

Landlord the Tenth Floor Part B to have and to hold, on and subject to the terms and conditions of the Lease, except as provided in this Fourth Amendment.

3.2	The term for the Tenth Floor Part B shall commence on the Tenth Floor Part B Delivery Date, and shall end on the same day the Lease terminates.

3.3	Subject to the provisions of paragraph 3.4 of this Fourth Amendment, Annual Rent for the Tenth Floor Part B shall be equal to:

(a)	$6.75 multiplied by the number of Square Feet in Tenth Floor Part B for each twelve month period in respect of the period commencing on the Tenth Floor Part B Commencement Date, and ending on September 30, 1999; and

(b)	$10.50 multiplied by the number of Square Feet in Tenth Floor Part B for each twelve month period in respect of the period commencing on October 1, 1999, and ending December 2, 2006.

3.4	Provided Tenant is not in default under the terms of the Lease, no Annual Rent shall be due or payable in respect of the Tenth Floor Part B during the 12 month period commencing on the Tenth Floor Part B Commencement Date. No Annual Rent shall be due and payable in respect of Tenth Floor Part B during the interval between the Tenth Floor Part B Delivery Date and the Tenth Floor Part B Commencement Date.

3.5	Tenant shall pay Annual Rent to Landlord in advance in equal monthly payments at the times and in the manner as rental payments are to be made pursuant to the Lease.

3.6	Renewals -- The Tenth Floor Part B shall be subject to the same rights of renewal (if any) as are contained in the Lease, and any renewal of the Lease in accordance therewith shall be deemed to be a renewal of Tenant’s lease of the Tenth Floor Part B upon the same terms and conditions as are applicable to such renewal of the Lease.

3.7	Default -- any default by Tenant under the Lease shall be deemed to be a default under Tenant’s lease of the Tenth Floor Part B and any default under Tenant’s lease of the Tenth Floor Part B shall be deemed to be a default under the Lease.

3.8	Termination -- If the Lease terminates for any reason whatsoever, Tenant’s lease of the Tenth Floor Part B shall terminate on the same date.

3.9	Occupancy Costs -- Tenant shall pay as additional rent Occupancy Costs and Tax Costs and other amounts in respect of the Tenth Floor Part B at the times and in the manner as payments of Occupancy Costs and Tax Costs and other amounts are to be made pursuant to the Lease. No Occupancy Costs or Tax Costs shall be due or payable in respect of the Tenth Floor Part B during the interval between the Tenth Floor Part B Delivery Date and the Tenth Floor Part B Commencement Date.

3.10	Condition of Additional Space -- Tenant shall take the Tenth Floor Part B in “as is” condition, and no Landlord improvements shall be required in respect thereto. Tenant may, at any time after the Tenth Floor Part B Delivery Date, at its sole cost and expense construct improvements to the Tenth Floor Part B pursuant to plans approved by Landlord, on and subject to all applicable provisions of the Lease. Landlord will not unreasonably refuse or delay granting its approval to Tenant’s proposed plans and specifications.

3.11	Improvement Allowance -- Provided there exists no material default (beyond any applicable grace period) under the terms of the Lease, Landlord shall pay to Tenant the Tenth Floor Part B Improvement Allowance within 20 days after Tenant has delivered to Landlord sworn construction statements, receipts, lien waivers, and/or such other customary and supporting documents as Landlord may reasonably request establishing that Tenant has completed (and paid for in full) its improvement of the Tenth Floor Part B. In the Event that Tenant’s expenditures for improvements to Tenth Floor Part B are less than the Tenth Floor Part B Improvement Allowance, the remaining balance (after reimbursing Tenant for such expenditures) of the Tenth Floor Part B Improvement Allowance shall be credited against Annual Rent next coming due under the Lease.

4.0	Addition of the Twentieth Floor Part A.

4.1	Landlord hereby demises and leases to Tenant the Twentieth Floor Part A, and Tenant hereby leases and accepts from Landlord the Twentieth Floor Part A to have and to hold, on and subject to the terms and conditions of the Lease, except as provided in this Fourth Amendment.

4.2	The term for the Twentieth Floor Part A shall commence on the Twentieth Floor Part A Delivery Date, and shall end on the same day the Lease terminates.

4.3	Subject to the provisions of paragraph 4.4 of this Fourth Amendment, Annual Rent for the Twentieth Floor Part A shall be equal to:

(a)	$6.75 multiplied by the number of Square Feet in Twentieth Floor Part A for each twelve month period in respect of the period commencing on the Twentieth Floor Part A Commencement Date, and ending on September 30, 1999; and

(b)	$10.50 multiplied by the number of Square Feet in Twentieth Floor Part A for each twelve month period in respect of the period commencing on October 1, 1999, and ending December 2, 2006.

4.4	Provided Tenant is not in default under the terms of the Lease, no Annual Rent shall be due or payable in respect of the Twentieth Floor Part A during the 12 month period commencing on the Twentieth Floor Part A Commencement Date. No Annual Rent shall be due and payable in respect of Twentieth Floor Part A during the interval between the Twentieth Floor Part A Delivery Date and the Twentieth Floor Part A Commencement Date.

4.5	Tenant shall pay Annual Rent to Landlord in advance in equal monthly payments at the times and in the manner as rental payments are to be made pursuant to the Lease.

4.6	Renewals -- The Twentieth Floor Part A shall be subject to the same rights of renewal (if any) as are contained in the Lease, and any renewal of the Lease in accordance therewith shall be deemed to be a renewal of Tenant’s lease of the Twentieth Floor Part A upon the same terms and conditions as are applicable to such renewal of the Lease.

4.7	Default any default by Tenant under the Lease shall be deemed to be a default under Tenant’s lease of the Twentieth Floor Part A and any default under Tenant’s lease of the Twentieth Floor Part A shall be deemed to be a default under the Lease.

4.8	Termination -- If the Lease terminates for any reason whatsoever, Tenant’s lease of the Twentieth Floor Part A shall terminate on the same date.

4.9	Occupancy Costs -- Tenant shall pay as additional rent Occupancy Costs and Tax Costs and other amounts in respect of the Twentieth Floor Part A at the times and in the manner as payments of Occupancy Costs and Tax Costs and other amounts are to be made pursuant to the Lease. No Occupancy Costs or Tax Costs shall be due or payable in respect of the Twentieth Floor Part A during the interval between the Twentieth Floor Part A Delivery Date and the Twentieth Floor Part A Commencement Date.

4.10	Condition of Additional Space -- Tenant shall take the Twentieth Floor Part A in “as is” condition, and no Landlord improvements shall be required in respect thereto. Tenant may, at any time after the Twentieth Floor Part A Delivery Date, at its sole cost and expense construct improvements to the Twentieth Floor Part A pursuant to plans approved by Landlord, on and subject to all applicable provisions of the Lease. Landlord will not unreasonably refuse or delay granting its approval to Tenant’s proposed plans and specifications.

4.11	Improvement Allowance -- Provided there exists no material default (beyond any applicable grace period) under the terms of the Lease, Landlord shall pay to Tenant the Twentieth Floor Part A Improvement Allowance within 20 days after Tenant has delivered to Landlord sworn construction statements, receipts, lien waivers, and/or such other customary and supporting documents as Landlord may reasonably request establishing that Tenant has completed (and paid for in full) its improvement of the Twentieth Floor Part A. In the Event that Tenant’s expenditures for improvements to Twentieth Floor Part A are less than the Twentieth Floor Part A Improvement Allowance, the remaining balance (after reimbursing Tenant for such expenditures) of the Twentieth Floor Part A Improvement Allowance shall be credited against Annual Rent next coming due under the Lease.

5.0	Restatement of Expansion Options.

5.1	Article 23.01 of the Lease (as previously amended by the Third Amendment) is hereby amended and restated to provide as follows:

23.01 Expansion Options. Tenant shall have the following options to add space in the Building to the Premises:

(a)	[Intentionally omitted].

(b)	An option (the “Second Expansion Option”) to add to the Premises the Twentieth Floor Part B. The Second Expansion Option shall be exercised, if at all, by written notice from Tenant to Landlord given not later than December 2, 1994.

(c)	An option (the “Third Expansion Option”) to add to the Premises the Twentieth Floor Part C. The Third Expansion Option shall be exercised, if at all, by written notice from Tenant to Landlord given not later than December 2, 1996.

(d)	An option (the “Fourth Expansion Option”) to add to the Premises all of the Square Feet on the twenty-first Floor of the Building. The Fourth Expansion Option shall be exercised, if at all, by written notice from Tenant to Landlord given not later than December 2, 1998.

(e)	An option (the “Fifth Expansion Option”) to add to the Premises all of the Square Feet on the twenty-second Floor of the Building. The Fifth Expansion Option shall be exercised, if at all, by written notice from Tenant to Landlord given not later than December 2, 2000.

(f)	An option (the “Sixth Expansion Option”) to add to the Premises all of the Square Feet on the twenty-third Floor of the Building. The Sixth Expansion Option shall be exercised, if at all, by written notice from Tenant to Landlord given not later than December 2, 2002.

(g)	An option (the “Seventh Expansion Option”) to add to the Premises all of the Square Feet on the twenty-fourth Floor of the Building and one half of the number of Square Feet on the twenty-fifth Floor of the Building. The Seventh Expansion Option shall be exercised, if at all, by written notice from Tenant to Landlord given not later than December 2, 2004. Any such notice of exercise shall be effective if and only if at the time of giving of such notice this Lease has been extended for the first Extended Term in accordance with Article 3.02.

5.2	The “First Expansion Option” provided by Article 23.0l (a) of the Lease (as amended by the Third Amendment) is hereby deleted.

5.3	Article 6.0 of the Third Amendment is hereby deleted.

6.0	Delivery of Expansion Space. The first sentence of Article 23.04 of the Lease (including the chart showing the time periods within which Landlord agrees to deliver Expansion Space covered by each Expansion Option exercised in accordance with Article 23.01), as amended by the Third Amendment, is hereby amended and restated to provide as follows:

23.04	Delivery of Expansion Space. Landlord shall deliver the Expansion Space covered by each Expansion Option exercised in accordance with

Article 23.01 as early as possible (without relocating other tenants or affecting their rights) within the following time periods:

Expansion Option	Time Period Beginning	Time Period Ending

Second	June 2, 1995	June 2, 1996
Third	June 2, 1997	June 2, 1998
Fourth	June 2, 1999	June 2, 2000
Fifth	June 2, 2001	June 2, 2002
Sixth	June 2, 2003	June 2, 2004
Seventh	June 2, 2005	December 2, 2006

7.0	Temporary Space.

7.1	Grant. Landlord hereby demises and leases to Tenant the Fourth Amendment Temporary Space, and Tenant hereby leases and accepts the Fourth Amendment Temporary Space from Landlord to have and hold during the Temporary Rental Period, as defined below.

7.2	Temporary Rental Period. The term of Tenant’s rental of the Temporary Space shall be six (6) months, beginning on August 1, 1993 (the “Space Commencement Date”) and ending January 31, 1994 (the “Temporary Rental Period”)

7.3	Gross Rent. During the Temporary Rental Period, Tenant shall pay, in addition to other amounts payable under the Lease, gross annual rent (“Gross Rent”) for the Fourth Amendment Temporary Space an amount which on an annualized basis would be equal to the product of (A) the sum of then current Occupancy Costs and Tax Costs for the Initial Space, expressed on a per Square Foot basis, times (B) the number of Square Feet in the Fourth Amendment Temporary Space.

Gross Rent shall be paid in advance and without notice in monthly installments, each in the amount of one-twelfth of the Gross Rent, at the same time and in the same manner as Annual Rent. Landlord acknowledges and agrees that Tenant shall have no obligation to pay any Occupancy Costs or Tax Costs relating to the Temporary Space.

7.4

AS-IS Space. Tenant shall take the Fourth Amendment Temporary Space in “as-is” condition, and no Landlord improvements shall be required in respect thereto. Tenant may, at its sole cost and expense, make such improvements as are necessary for its use of the Fourth Amendment Temporary Space pursuant to plans and specifications approved by Landlord, on and subject to all applicable provisions of the Lease. Landlord will not unreasonably refuse or delay granting its approval to Tenant’s proposed plans and specifications.

8.0	Measurement of Expansion and Temporary Space. The actual number of Square Feet included within Tenth Floor Part A, Tenth Floor Part B, Twentieth Floor Part A, Twentieth Floor Part B, Twentieth Floor Part C, and the Fourth Amendment Temporary Space, shall be subject to final measurement at the request of Landlord or Tenant pursuant to Article 2.04 of the Lease.

9.0	Cabinet in Retail Facility.

9.1

Tenant shall have and is hereby granted the right and option to occupy and use a portion of the first floor of the Retail Facility for the installation and operation of a cabinet housing a computer (the “Cabinet”) for purposes of displaying and updating stock, financial and other market information. The location of said space is shown on Exhibit E attached hereto and made a part hereof. A schematic drawing of the Cabinet is attached hereto as Exhibit F and made a part hereof. The Cabinet shall not be more than 4 feet wide and shall, as measured from the wall it abuts, be 22” deep at its base (and not more than 25W’ deep above its base) . The Cabinet shall be constructed and installed in accordance with the plans and specifications already approved by Landlord. Landlord may require removal by Tenant, at Tenant’s expense, of the Cabinet if its display (or Tenant’s repair and maintenance of the Cabinet and computer) fails to embody a first class quality of presentation and materials, reasonably consistent with the first class quality and appearance of the Building. Tenant shall be responsible for and shall pay the costs of design, installation and maintenance and repair of the Cabinet. Tenant’s rights under this paragraph shall continue for the full Term of the Lease including without limitation any Extended Term and Renewals. Tenant shall have the right to remove the Cabinet and to discontinue operation of the Cabinet at any time provided that Tenant shall promptly repair any damage caused by such removal. Tenant shall have the exclusive right to access and operate the Cabinet at all reasonable times. After the Cabinet has been installed, and while it is installed, Tenant shall on a best efforts basis cause said Cabinet to be functioning and operating during those hours that the Retail Facility is generally open to the public, as established by Landlord from time to time, subject to equipment failures, maintenance, replacement and repair requirements and any other items beyond Tenant’s reasonable control. Tenant shall have no obligation to pay Annual Rent, Rent, Occupancy Costs, Other charges, Tax Costs or Taxes by reason of its use and occupancy of the Cabinet and of the space to be occupied by the Cabinet.

9.2	Article 5.0l (f) of the Lease is hereby deleted.

10.0	Revision to Second Amendment.

10.1	In the Second Amendment to Lease of Office Space between Landlord and Tenant dated as of December 23, 1991, the references within paragraph 2.5 to “paragraph 2.6” are hereby corrected to refer to “paragraph 2.5”.

11.0	Miscellaneous.

11.1	Except as hereinbefore modified, the Lease remains in full force and effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date first above written.

LANDLORD: BROOKFIELD DEVELOPMENT CALIFORNIA INC., as successor in interest to BCED Minnesota Inc.
By	/s/ Authorized Signatory
	Its	VICE PRESIDENT

By	/s/ Authorized Signatory
	Its	ASSISTANT SECRETARY
TENANT: INTER-REGIONAL FINANCIAL GROUP, INC.

By	/s/ Authorized Signatory
	Its	SR. VICE PRESIDENT

Schedule of Exhibits

A	Legal Description

B	Tenth Floor Parts A and B

C	Twentieth Floor Parts A, B and C

D	Fourth Amendment Temporary Space

E	Location of Cabinet

F	Schematic Drawing of Cabinet

EXHIBIT A

Parcel 1:

Lots 1, 2, 9 and 10, and the Northwesterly 23 feet (front and rear) of Lots 3 and 8, all in Block 87, Town of Minneapolis, (now City of Minneapolis); also the Northwesterly 1/2 of the alley running through the center of said Block 87, from 5th Street to 6th Street (being streets in the City of Minneapolis), the Northwesterly boundary line of which alley is parallel to and 23 feet Southeasterly from the Northwesterly line of said Lots 3 and 8, in said Block 87; it being intended hereby to embrace the Northwesterly 1/2 of said Block 87.

Parcel 2:

The Northwesterly 10 feet of the following described property:

All that part of Block 87 in the original town of Minneapolis (now a part of the City of Minneapolis) bounded and described as follows, to-wit: Commencing at the most Easterly comer of said Block 87 being the corner formed by the intersection of the Southwesterly boundary line of Fifth Street with the Northwesterly boundary line of First Avenue South (now Marquette Avenue and formerly Minnetonka Street) in the City of Minneapolis; thence running Southwesterly along the line dividing said Marquette Avenue from said Block 87 a distance of 165 feet, more or less, to an intersection with aline drawn through the center of said Block 87 parallel with and equally distant from the Northeasterly boundary line of Sixth Street and the Southwesterly boundary line of Fifth Street; thence running Northwesterly along said line drawn through the center of Block 87 a distance of 165 feet; thence Northeasterly and parallel with and said Northwesterly boundary line of said Marquette Avenue a distance of 165 feet; thence Northeasterly and parallel with the said Northwesterly boundary line of said Marquette Avenue a distance of 165 feet, more or less, to the Southwesterly boundary line of Fifth Street at a distance of 165 feet Northwesterly from the Northeasterly comer of said Fifth Street from said Block 87 a distance of 165 feet to the point of beginning, according to the plat thereof on file and of record in the office of the County Recorder, in and for Hennepin County, Minnesota.

Parcel 3:

The Northwesterly 10 feet of the following described Tract:

The Southeasterly Half front and rear of Lot 3, Block 87, Town of Minneapolis and the Southwesterly Half front and rear of the Southeasterly Half front and rear of the vacated alley in said Block, according to the plat thereof on file and of record in the office of the Register of Deeds in and for said County.

EXHIBIT B

DAIN 10TH FLOOR
EXPANSION AREA
APPROX. 7,600 SQ. FT.
5/01/94
DAIN 10TH FLOOR
EXPANSION AREA
APPROX. 11,659 SQ. FT.
CROSSHATCHED AREA
10TH FL DAIN TEMPORARY
SPACE APPROXIMATELY
7,600 SQ. FT.
8/1/93 - 1/31/94
TENTH FLOOR
PART B
TENTH FLOOR
PART A
FLOOR 10
DAIN
BOSWORTH
PLAZA
BROOKFIELD

07/09 09:54 1993 FROM: TO: 6123363949 PAGE. 4
07-09-1993 10:06 P.04

EXHIBIT C

FLOOR 20
DAIN 20TH FL.
EXPANSION AREA
APPROX. 5000 SQ. FT.
5/01/94
PART A
DAIN EXPANSION
OPTION AREA 20TH FL.
APPROX. 7130 SQ. FT.
6/03/95 - 6/02/96
PART B
DAIN EXPANSION
OPTION AREA 20TH FL.
APPROX. 7130 SQ. FT.
6/02/97 - 6/02/98
PART C
DAIN BOSWORTH PLAZA
BROOKFIELD
A
B
C
D
E
F
G
2
2.1
3
3.2
4
5
5.8
6

07/09 09:53 1993 FROM: TO: 6123363949 PAGE: 2
07-09-1993 10:05 P.02

EXHIBIT D

CROSSHATCHED AREA
9TH FLOOR DAIN
TEMPORARY SPACE
4,706 SQ. FT.
8/01/93 - 1/31/94
FLOOR 9
DAIN
BOSWORTH
PLAZA
BROOKFIELD

EXHIBIT E

Ramp
Freight
Vestibule
Vestibule
Freight
Fire Command Center
Down To
Up From
Fountain
Office Tower Passenger Elevators
Atrium
Up To Skyway
Down From Skyway
Office Tower Passenger Elevators
Pass. Elev.
Office Tower Lobby
Elec. Closet
Sixth Street

Location of Cabinet

JUL-16-93 FRI 13:57 BRAMAN & NELSON INC. FAX NO. 6123375796 P.04

EXHIBIT F

Post-it™ brand fax transmittal memo 7671	# of pages ▸ 2
To Tina Hoye	From Cheryl Kuznik
Co.	Co.
Dept.	Phone # 371-2375
Fax # 337-5796	Fax # 371-7289

CMG.